UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2019 (April 23, 2019)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On April 23, 2019, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarter ended March 31, 2019. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

During the conference call, management referred to non-Generally Accepted Accounting Principles ("GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-GAAP financial measures referred to during the conference call and the most directly comparable GAAP-based financial measures.

NON-US GAAP FINANCIAL MEASURES (Unaudited)
The following non-US GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. The following tables summarize the non-US GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2019	2018	2018

Core Non-interest Expense:
Total non-interest expense	$31,860	$30,956	$28,221
Less: acquisition-related expenses	253	382	149
Less: pension settlement charges	—	91	—
Core non-interest expense	$31,607	$30,483	$28,072

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2019	2018	2018

Efficiency Ratio:
Total non-interest expense	$31,860	$30,956	$28,221
Less: amortization of intangible assets	694	861	754
Adjusted non-interest expense	$31,166	$30,095	$27,467

Total non-interest income	$15,429	$14,177	$14,969
Less: net gain on investment securities	30	—	1
Less: net (loss) gain on asset disposals and other transactions	(182)	(15)	74
Adjusted total non-interest income	$15,581	$14,192	$14,894

Net interest income	$33,914	$34,121	$29,359
Add: fully tax-equivalent adjustment (a)	200	212	227
Net interest income on a fully tax-equivalent basis	$34,114	$34,333	$29,586

Adjusted revenue	$49,695	$48,525	$44,480

Efficiency ratio	62.71%	62.02%	61.75%

Efficiency Ratio Adjusted for Non-core Items:
Core non-interest expense	$31,607	$30,483	$28,072
Less: amortization of intangible assets	694	861	754
Adjusted core non-interest expense	$30,913	$29,622	$27,318

Adjusted revenue	$49,695	$48,525	$44,480

Efficiency ratio adjusted for non-core items	62.21%	61.04%	61.42%
         (a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2019	2018	2018	2018	2017

Tangible Equity:
Total stockholders' equity	$535,121	$520,140	$504,290	$499,339	$456,815
Less: goodwill and other intangible assets	161,242	162,085	163,401	163,953	143,820
Tangible equity	$373,879	$358,055	$340,889	$335,386	$312,995

Tangible Assets:
Total assets	$4,017,119	$3,991,454	$4,003,089	$3,972,091	$3,634,929
Less: goodwill and other intangible assets	161,242	162,085	163,401	163,953	143,820
Tangible assets	$3,855,877	$3,829,369	$3,839,688	$3,808,138	$3,491,109

Tangible Book Value per Common Share:
Tangible equity	$373,879	$358,055	$340,889	$335,386	$312,995
Common shares outstanding	19,681,692	19,565,029	19,550,014	19,528,952	18,365,035

Tangible book value per common share	$19.00	$18.30	$17.44	$17.17	$17.04

Tangible Equity to Tangible Assets Ratio:
Tangible equity	$373,879	$358,055	$340,889	$335,386	$312,995
Tangible assets	$3,855,877	$3,829,369	$3,839,688	$3,808,138	$3,491,109

Tangible equity to tangible assets	9.70%	9.35%	8.88%	8.81%	8.97%

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2019	2018	2018

Pre-Provision Net Revenue:
Income before income taxes	$17,746	$16,367	$14,124
Add: provision for loan losses	—	975	1,983
Add: net loss on OREO	25	30	5
Add: net loss on other assets	157	—	—
Less: recovery of loan losses	263	—	—
Less: net gain on investment securities	30	—	1
Less: net gain on other assets	—	15	79
Pre-provision net revenue	$17,635	$17,357	$16,032
Total average assets	$3,985,621	$3,990,331	$3,597,043

Pre-provision net revenue to total average assets (annualized)	1.79%	1.73%	1.81%

NON-GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2019	2018	2018

Annualized Net Income Adjusted for Non-core Items:
Net income	$14,369	$13,897	$11,741
Less: net gain on investment securities, net of tax (a)	24	—	1
Add: net loss on asset disposals and other transactions, net of tax (a)	144	12	—
Less: net gain on asset disposals and other transactions, net of tax (a)	—	—	58
Add: acquisition-related expenses, net of tax (a)	200	302	118
Add: pension settlement charges, net of tax (a)	—	72	—
Less: impact of Tax Cuts and Jobs Act on deferred tax liability	—	705	—
Net income adjusted for non-core items	$14,689	$13,578	$11,800

Days in the quarter	90	92	90
Days in the year	365	365	365
Annualized net income	$58,274	$55,135	$47,616
Annualized net income adjusted for non-core items	$59,572	$53,869	$47,856
Return on Average Assets:
Annualized net income	$58,274	$55,135	$47,616
Total average assets	$3,985,621	$3,990,331	$3,597,043
Return on average assets	1.46%	1.38%	1.32%
Return on Average Assets Adjusted for Non-core Items:
Annualized net income adjusted for non-core items	$59,572	$53,869	$47,856
Total average assets	$3,985,621	$3,990,331	$3,597,043
Return on average assets adjusted for non-core items	1.49%	1.35%	1.33%
     (a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable.

d) Exhibits
See Index to Exhibits below.

EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on April 23, 2019 to discuss results of operations for the quarter ended March 31, 2019

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 29, 2019	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer